Exhibit 10.1

FIRST AMENDMENT TO
CREDIT AGREEMENT

This First Amendment to Credit Agreement (“Amendment”), dated as of March 28, 2017, is made by and among HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, “Administrative Agent”), the Lenders (as defined in the Credit Agreement), and ALLIED MOTION TECHNOLOGIES INC. (“Allied Inc.”) and ALLIED MOTION TECHNOLOGIES B.V. (“Allied B.V.” and collectively with Allied Inc., the “Borrowers”).

Statement of the Premises

The Administrative Agent, the Lenders, the Borrowers, KeyBank National Association and Wells Fargo Bank, National Association, as co-syndication agents and HSBC Securities (USA) Inc., as sole lead arranger and sole book runner, have previously entered into a Credit Agreement dated as of October 28, 2016 (the “Credit Agreement”).  All capitalized terms not otherwise defined in this Amendment have the meanings given them in the Credit Agreement.

The Borrowers have requested that the Administrative Agent and the Lenders agree to amend certain terms set forth in the Credit Agreement.

The Administrative Agent and the Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

Accordingly, for good and valuable consideration, the Administrative Agent, the Borrowers and the Lenders agree as follows:

Agreement

1.                                      Defined Terms.  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

2.                                      Amendments.  Effective upon the satisfaction of all conditions specified in Section 4 hereof, the Credit Agreement is hereby amended as follows:

(a)                                 Section 1.01 of the Credit Agreement (entitled “Defined Terms”) is amended so that the following terms are amended and restated as follows:

“Consolidated EBITDA” means, for any Reference Period and without duplication, (a) Consolidated Net Income for such period, plus (b) to the extent deducted in calculating Consolidated Net Income and without duplication (i) income taxes expensed during such period by the Company and its Subsidiaries, (ii) Interest Expenses during such period, (iii) depreciation, amortization and other Non-Cash Charges accrued for such period, (iv) non-cash losses from any Casualty Event, Disposition or discontinued operation during such period, and (v) stock compensation expense, minus (c) to the extent such items were added in calculating Consolidated Net Income (i) Extraordinary Gains during such period,

(ii) gains from any Casualty Event, Disposition or discontinued operation during such period, (iii) interest income, royalty payments and other income during such period, (iv) Federal, state, local and foreign income tax credits of the Company and its Subsidiaries for such period, and (v) all non-cash income items for such period; provided that notwithstanding anything to the contrary in this definition, for purposes of computing any pro-forma calculation required by this Agreement, the term “Consolidated EBITDA” shall be computed, on a consistent basis, to reflect purchases and acquisitions, whether a Permitted Acquisition or otherwise, and sales of assets of the Company or a Subsidiary or assets constituting a business line or division, by the Company or a Subsidiary during the Reference Period as if they had occurred at the beginning of such Reference Period, and Borrowers, during the twelve (12) month period following the date of any purchases and acquisitions, may include in the calculation of Consolidated EBITDA the necessary portion of the adjusted historical results attributable to the assets, businesses or entities acquired in acquisitions that were achieved prior to the applicable date of the acquisition for such time period as is necessary for Borrowers to have figures for a full Reference Period from the date of determination with respect to such acquired entities.

“Globe LDA” means Allied Motion Portugal, Lda.

3.                                      Representations and Warranties.  Each Borrower makes the following representations and warranties to the Administrative Agent and the Lenders which shall be deemed to be continuing representations and warranties so long as any Obligations, including indebtedness of either Borrower to Administrative Agent or the Lenders arising under the Credit Agreement or any Loan Documents, remain unpaid:

(a)                                 Authorization.  Such Borrower has full power and authority to execute, deliver and perform this Amendment,  which has been duly authorized by all proper and necessary action.  The execution and delivery of this Amendment by such Borrower will not violate the provisions of, or cause a default under, such Borrower’s Organizational Documents or any agreement to which such Borrower is a party or by which it or its assets are bound.

(b)                                 Binding Effect.  This Amendment has been duly executed and delivered by such Borrower and constitutes the legal, valid and binding obligation of such Borrower enforceable in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and laws affecting Creditor’s rights generally.

(c)                                  Consents; Governmental Approvals.  No consent, approval or authorization of, or registration, declaration or filing with, any governmental body or authority or any other party is required in connection with the valid execution, delivery or performance of this Amendment or any other document executed and delivered herewith or in connection with any other transactions contemplated hereby.

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(d)                                 No Events of Default.  There is, on the date hereof, no event or condition which constitutes an Event of Default under any of the Loan Documents or which, with notice and/or the passage of time, would constitute an Event of Default.

(e)                                  No Material Misstatements.  Neither this Amendment nor any document delivered to the Administrative Agent or the Lenders by or on behalf of such Borrower to induce the Administrative Agent and the Lenders to enter into this Amendment or otherwise in connection with this Amendment contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances in which they were made.

(f)                                   Credit Agreement.  The representations and warranties of such Borrower set forth in Article 5 of the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date.

4.                                      Conditions of Effectiveness.  This Amendment shall become effective when and only when the Administrative Agent shall have received counterparts of this Amendment executed by the Borrowers, the Administrative Agent and the Lenders.

5.                                      Reference to and Effect on Loan Documents.

(a)                                 Upon the effectiveness hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the Loan Documents to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b)                                 The Credit Agreement, as amended by this Amendment, represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof.  This Amendment supersedes all prior negotiations and any course of dealing between the parties with respect to the subject matter hereof.  This Amendment shall be binding upon each Borrower and its successors and assigns, and shall inure to the benefit of, and be enforceable by, the Administrative Agent, the Lenders and each of their successors and assigns.  The Credit Agreement, as amended hereby, is in full force and effect and, as so amended, is hereby ratified and reaffirmed in its entirety.  Each Borrower acknowledges and agrees that the Credit Agreement (as amended by this Amendment) and all other Loan Documents to which such Borrower is a party are in full force and effect, that such Borrower’s obligations thereunder and under this Amendment are its legal, valid and binding obligations, enforceable against it in accordance with the terms thereof and hereof, and that such Borrower has no defense, whether legal or equitable, setoff or counterclaim to the payment and performance of such obligations.

(c)                                  Each Guarantor signing below acknowledges and agrees that each Security Document to which it is a party is in full force and effect, that such Guarantor’s obligations under such Security Documents are its legal, valid and binding obligations, enforceable against it in accordance with the terms thereof, that such Guarantor has no defense, whether legal or equitable, setoff or counterclaim to the payment and performance of such obligations and that all Obligations, guaranteed or secured, thereby include, without limitation, the Revolving Loans, as increased pursuant to this Amendment.

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(d)                                 Except as specifically set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

6.                                      Costs and Expenses.  Borrowers agree to pay on demand all costs and expenses of the Administrative Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment, including the fees and out-of-pocket expenses of counsel for the Administrative Agent and the Lenders.

7.                                      Governing Law.  This Amendment shall be governed and construed in accordance with the laws of the State of New York without regard to any conflicts-of-laws rules which would require the application of the laws of any other jurisdiction.

8.                                      Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9.                                      Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same document.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective representatives thereunto duly authorized, as of the date first above written.

ALLIED MOTION TECHNOLOGIES INC.

By:	/s/ MICHAEL R. LEACH
Name: Michael R. Leach
Title: Chief Financial Officer

ALLIED MOTION TECHNOLOGIES B.V.

By:	/s/ HARRY CLOOS
Name: Harry Cloos
Title: General Manager

Accepted and Agreed to by each of the following

Guarantors as of this 28 day of March, 2017

ALLIED MOTION DORDRECHT B.V.

By:	/s/ HARRY CLOOS
Name: Harry Cloos
Title: General Manager

ALLIED MOTION STOCKHOLM AB

By:	/s/ MICHAEL R. LEACH
Name: Michael R. Leach
Title: Authorized Signatory

ALLIED MOTION PORTUGAL, LDA.
(formerly known as GLOBE MOTORS
PORTUGAL—MATERIAL ELÉCTRICO
PARA A INDÚSTRIA AUTOMÓVEL, LDA.)

By:	/s/ HARRY CLOOS
Name: Harry Cloos
Title: General Manager

[Signature Page to First Amendment to

Credit Agreement]

EMOTEQ CORPORATION

By:	/s/ MICHAEL R. LEACH
Name: Michael R. Leach
Title: Vice President

MOTOR PRODUCTS CORPORATION

By:	/s/ MICHAEL R. LEACH
Name: Michael R. Leach
Title: Vice President

AMOT I, INC.

By:	/s/ MICHAEL R. LEACH
Name: Michael R. Leach
Title: Vice President

AMOT II, INC.

By:	/s/ MICHAEL R. LEACH
Name: Michael R. Leach
Title: Vice President

AMOT III, INC.

By:	/s/ MICHAEL R. LEACH
Name: Michael R. Leach
Title: Vice President

STATURE ELECTRIC, INC.

By:	/s/ MICHAEL R. LEACH
Name: Michael R. Leach
Title: Vice President

[Signature Page to First Amendment to

Credit Agreement]

GLOBE MOTORS, INC.

By:	/s/ MICHAEL R. LEACH
Name: Michael R. Leach
Title: Vice President

ALLIED MOTION CONTROL CORPORATION

By:	/s/ MICHAEL R. LEACH
Name: Michael R. Leach
Title: Vice President

HEIDRIVE GmbH

By:	/s/ H.R. NUGTEREN
Name: H.R. Nugteren
Title: Managing Director

[Signature Page to First Amendment to

Credit Agreement]

ADMINISTRATIVE AGENT:

HSBC BANK USA, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

By:	/s/ SHAUN MALLEN
Name:	Shaun Mallen
Title:	Senior Vice President

[Signature Page to First Amendment to

Credit Agreement]

LENDERS:

HSBC BANK USA, NATIONAL ASSOCIATION, AS A LENDER, L/C ISSUER

By:	/s/ SHAUN MALLEN
Name:	Shaun Mallen
Title:	Senior Vice President

[Signature Page to First Amendment to

Credit Agreement]

KEYBANK NATIONAL ASSOCIATION

By:	/s/ MICHAEL P. MCMAHON
Name:	Michael P. McMahon
Title:	Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ THOMAS GRYS
Name:	Thomas Grys
Title:	Senior Vice President

CITIZENS BANK, N.A.

By:	/s/ JASON D. HOUSEMAN
Name:	Jason D. Houseman
Title:	Vice President

[Signature Page to First Amendment to

Credit Agreement]